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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which he may deem necessary or advisable to enable Newmont Mining Corporation to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of Newmont Mining Corporation) to the Annual Report on form 10-K of Newmont Mining Corporation for the fiscal year ended December 31, 1998 and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of March, 1999.

                           SIGNATURES                         TITLE
                           ----------                         -----
                           /s/ RONALD C. CAMBRE               Chairman, President and Chief
                           -----------------------------      Executive Officer and Director
                           Ronald C. Cambre                   (Principal Executive Officer)


                           /s/ JAMES T. CURRY, JR.            Director
                           ----------------------------
                           James T. Curry, Jr.


                           /s/ JOSEPH P. FLANNERY             Director
                           ----------------------------
                           Joseph P. Flannery


                           /s/ THOMAS A. HOLMES               Director
                           ----------------------------
                           Thomas A. Holmes


                           /s/ GEORGE B. MUNROE               Director
                           ----------------------------
                           George B. Munroe


                           /s/ ROBIN A. PLUMBRIDGE            Director
                           ----------------------------
                           Robin A. Plumbridge


                           /s/ ROBERT H. QUENON               Director
                           ----------------------------
                           Robert H. Quenon

                           SIGNATURES                         TITLE
                           ----------                         -----
                           /s/ MOEEN A. QURESHI               Director
                           -----------------------------
                           Moeen A. Qureshi


                           /s/ MICHAEL K. REILLY              Director
                           -----------------------------
                           Michael K. Reilly


                           /s/ JEAN HEAD SISCO                Director
                           -----------------------------
                           Jean Head Sisco


                           /s/ JAMES V. TARANIK               Director
                           -----------------------------
                           James V. Taranik


                           /s/ WILLIAM I. M. TURNER, JR.      Director
                           -----------------------------
                           William I. M. Turner, Jr.


                           /s/ WAYNE W. MURDY                 Executive Vice President and Chief
                           -----------------------------      Financial Officer (Principal
                           Wayne W. Murdy                     Financial Officer)


                           /s/ LINDA K. WHEELER               Vice President and Controller
                           -----------------------------      (Principal Accounting Officer)
                           Linda K. Wheeler




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